UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 23, 2009
Date of Report (Date of earliest event reported)
Silicon Mountain Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-11284	84-0910490

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4755 Walnut Street, Boulder, Colorado	80301

(Address of principal executive offices)	(Zip Code)
(303) 938-1155
Registrant’s telephone number, including area code
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 18, 2009 the Company reported that it received notice of default from LV Administrative Services as administrative and collateral agent for Laurus Master Fund, Ltd (in liquidation) and other affiliates of Laurus ("Laurus") with respect to its Secured Convertible Note, Secured Non-convertible Note and Revolving Note, dated as of September 25, 2006 issued by the Company.  A copy of the notice of default is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.  The Company is consulting with legal counsel regarding its response to this notice.

Item 9.01 Financial Statements and Exhibits.

                (d) Exhibits

Exhibit                   Description of Document

99.1                         Copy of the Notice of Default from LV Administrative Services, as Agent.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Mountain Holdings, Inc.
Date: November 23, 2009	By:	/s/ Rudolph (Tre) Cates, III
Rudolph (Tre) Cates, III
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-99.1	Additional exhibits

EX-99.1	Additional exhibits